Dreyfus
      New Jersey
      Intermediate
      Municipal Bond Fund

      SEMIANNUAL REPORT September 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus New Jersey
                                               Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus New Jersey Intermediate Municipal Bond Fund, covering the six-month period from April 1, 2002 through September 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

As a falling stock market dominated the financial headlines during the reporting period, bonds generally produced relatively attractive returns. Prices of bonds that are more interest-rate sensitive, such as high quality municipal securities, rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, the war on terrorism, instability in the Middle East and new disclosures of questionable accounting practices among U.S. corporations generally hurt securities that are more credit
sensitive,    such    as    lower    rated    bonds.

Although negative investor sentiment has created a challenging market environment over the near term, we believe that the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits achieve a sustainable uptrend. We have recently seen a number of positive fundamental factors suggesting that a moderate, if uneven, expansion of economic activity is likely.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

October    15,    2002




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus New Jersey Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended September 30, 2002, the fund achieved a total return of 7.55%.(1) The Lehman Brothers 7-Year Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  8.98%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper Other States Intermediate Municipal Debt Funds category. Over the reporting period, the average total
return   for   all   funds   reported   in   the   category   was   7.17%  .(3)

We attribute the fund' s strong overall performance to a favorable market environment during the reporting period, including low interest rates, few inflationary pressures and robust investor demand. The fund provided higher returns than its Lipper category average, which we attribute to our conservative investment posture.

What is the fund's investment approach?

The fund' s objective is to seek as high a level of income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital. We also seek to provide a competitive total return consistent with this income objective.

In pursuing these goals, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the bond market. Based on that assessment, we select the individual intermediate-term, tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond' s yield, price, age, the creditworthiness of its issuer and any provisions for early redemption

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio' s average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

Signs of economic recovery began to appear in early 2002, and the economy gained some momentum just before the reporting period began. The Federal Reserve Board (the "Fed") responded by ending the aggressive interest-rate reduction campaign that had driven short-term interest rates to their lowest level in 40 years, shifting from an accommodative stance to a neutral one. However, the recovery proved to be more sluggish than most investors expected. Economic growth was held back by anemic corporate spending, a declining stock market and the effects of the accounting-related scandals involving some major U.S. corporations

Although many investors expected the Fed to begin raising short-term interest rates soon after the economic rebound began, the recovery's unexpectedly lackluster pace caused the Fed to leave interest rates unchanged during the reporting period. However, by the end of the reporting period, the Fed indicated that the risks of additional economic weakness were greater than the risks of resurgent inflation, which many analysts interpreted as a sign that the Fed's next move would likely be toward lower interest rates.

As a result of these shifting expectations, municipal bond prices began the reporting period at relatively attractive price levels. During the second quarter of 2002, when investors' expectations of the timing of eventual interest-rate hikes were pushed back substantially, municipal bond prices rallied.

During the reporting period, we took profits on bonds with shorter maturities or
call    provisions    that    were    likely    to   be   exercised   over   th

next several years. By doing so, we extended the fund's average weighted maturity slightly, enabling the fund to benefit from the widening difference between short- and long-term yields.

What is the fund's current strategy?

We have continued to maintain a relatively defensive stance, emphasizing income-oriented bonds. In our view, this stance is prudent since New Jersey was affected along with other states by the weak U.S. economy, leading to a projected $6.1 billion budget deficit for fiscal year 2003. However, New Jersey officials have effectively bridged the budget gap by increasing certain taxes and fees, reducing spending and tapping the state's Rainy Day Fund. Although we do not currently expect New Jersey to issue municipal bonds to finance its budget shortfalls, the supply of New Jersey bonds recently rose when the state issued securities backed by the state's litigation settlement with the nation's
tobacco    companies.

October 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund



STATEMENT OF INVESTMENTS

September 30, 2002 (Unaudited)


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.2%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--91.2%

Atlantic City Board of Education

   5.50%, 12/1/2008 (Insured; FSA, Guaranteed;
   School Board Reserve Fund)                                                                 1,250,000                1,442,025

Bayshore Regional Sewer Authority,
   Subordinated Sewer Revenue:

      5.30%, 4/1/2008 (Insured; MBIA)                                                         1,000,000                1,117,430

      5.40%, 4/1/2009 (Insured; MBIA)                                                         1,000,000                1,131,480

Bergen County Utilities Authority, Water Pollution Control

   Revenue 5.375%, 12/15/2013 (Insured; FGIC)                                                 1,155,000                1,334,487

Brick Township Municipal Utilities Authority,
   Water and Sewer Revenue
   5.10%, 12/1/2009 (Insured; FGIC)                                                           1,500,000                1,670,325

Burlington County

   5.20%, 10/1/2009 (Prerefunded; 10/1/2002)                                                  2,000,000  (a)           2,020,200

Bulington County Bridge Commission, LR

  (Governmental Leasing Program):

      5.25%, 8/15/2016                                                                        1,100,000                1,226,896

      5.25%, 8/15/2017                                                                        1,000,000                1,105,830

Camden County Improvement Authority, Revenue,

  County Guaranteed Lease:

      5.40%, 12/1/2002                                                                          855,000                  860,694

      5.85%, 10/1/2006 (Insured; MBIA)                                                        1,000,000                1,099,560

Camden County Municipal Utilities Authority,

  County Agreement Sewer Revenue

   5%, 7/15/2009 (Insured; FGIC)                                                              3,200,000                3,552,352

Dover Township 5.90%, 10/15/2002 (Insured; AMBAC)                                             1,640,000                1,643,083

Freehold Regional High School:

   5.50%, 3/1/2009 (Insured; FGIC, Guaranteed;
      School Board Reserve Fund)                                                              1,450,000                1,668,704

   5.50%, 3/1/2010 (Insured; FGIC, Guaranteed;
      School Board Reserve Fund)                                                              2,460,000                2,847,696

Hillside Township 6.60%, 2/15/2007 (Insured; MBIA)                                              150,000                  153,627

City of Hoboken Parking Authority,
   Parking General Revenue

   6.20%, 3/1/2003                                                                              395,000                  402,272

Hudson County Improvement Authority:

  Facility Lease Revenue (Hudson County Lease Project)

      5.25%, 10/1/2012 (Insured; FGIC)                                                        2,795,000                3,168,915

   Solid Waste System Revenue

      6.75%, 1/1/2003                                                                         1,000,000                1,013,400


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Jersey City:

   Public Improvement 5.25%, 9/1/2010 (Insured; MBIA)                                         1,605,000                1,830,807

   Water 5.20%, 10/1/2008 (Insured; AMBAC)                                                    1,565,000                1,763,599

Lacey Municipal Utilities Authority, Water Revenue

   5.10%, 12/1/2003 (Insured; MBIA)                                                             800,000                  833,152

Middlesex County Utilities Authority, Sewer Revenue

   6.25%, 8/15/2010 (Insured; MBIA)                                                           1,500,000                1,761,285

Monmouth County 5.10%, 10/1/2010                                                              2,600,000                2,874,664

City of Newark Board of Education

   5.875%, 12/15/2006 (Insured; MBIA)                                                         1,755,000                1,954,350

State of New Jersey 5.50%, 8/1/2011                                                           3,100,000                3,625,357

New Jersey Economic Development Authority, Revenue:

  Department of Human Services:

      5.75%, 7/1/2013                                                                         1,100,000                1,294,480

      5.75%, 7/1/2014                                                                         1,080,000                1,265,123

   District Heating and Cooling (Trenton-Trigen Project)

      6.10%, 12/1/2004                                                                        1,865,000                1,888,182

   Market Transition Facility Revenue
      7%, 7/1/2004 (Insured; MBIA)                                                            1,000,000                1,091,750

   School Facilities, Construction

      5.50%, 6/15/2011 (Insured; AMBAC)                                                       2,500,000                2,922,500

   Special Facilities (Continental Airlines Inc. Project)

      6.625%, 9/15/2012                                                                       1,080,000                  781,618

   (Transportation Project Sublease)
      5.25%, 5/1/2011 (Insured; FSA)                                                          2,210,000                2,530,759

   (Trenton Office Complex)
      5.25%, 6/15/2009 (Insured; FSA)                                                         3,900,000                4,437,069

   Waste Paper Recycling (MPMI Inc. Project)
      5.75%, 2/1/2004                                                                         1,130,000                1,127,006

New Jersey Educational Facilities Authority, Revenue:

  College and University:

    (Capital Improvement Fund):

         5%, 9/1/2009                                                                         1,400,000                1,573,572

         5%, 9/1/2013 (Insured; FSA)                                                          1,250,000                1,396,538

      (College of New Jersey)

         5.375%, 7/1/2017 (Insured; FGIC)                                                     1,300,000                1,460,407

      (Princeton University):

         5.125%, 7/1/2012                                                                     1,550,000                1,758,475

         5.25%, 7/1/2014                                                                      2,885,000                3,221,939

      (Rider University) 5.25%, 7/1/2014                                                      1,105,000                1,257,192

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Educational Facilities Authority, Revenue (continued):

  College and University (continued):

    (Rowan University)

         5.25%, 7/1/2011 (Insured; FGIC)                                                      1,275,000                1,446,118

      (Saint Peter's College) 5%, 7/1/2008                                                    4,560,000                4,874,138

      (Seton Hall University):

         5.25%, 7/1/2006 (Insured; AMBAC)                                                     2,030,000                2,253,706

         5.25%, 7/1/2009 (Insured; AMBAC)                                                     1,050,000                1,196,150

   Higher Educational Facilities Trust Fund

      5.125%, 9/1/2006 (Insured; AMBAC)                                                       2,775,000                3,056,246

New Jersey Health Care Facilities Financing Authority,

  Health Hospital and Nursing Home Revenue:

      (Atlantic City Medical Center) 6%, 7/1/2012                                             3,145,000                3,593,949

      (Burdette Tomlin Memorial Hospital Issue)

         6%, 7/1/2003 (Insured; FGIC)                                                         1,665,000                1,687,877

      (Deborah Heart and Lung Center Issue):

         5.60%, 7/1/2003                                                                        600,000                  609,042

         5.80%, 7/1/2004                                                                        745,000                  770,926

         5.90%, 7/1/2005                                                                        790,000                  816,568

      (Mountainside Hospital)
         5.10%, 7/1/2003 (Insured; MBIA)                                                      1,630,000                1,673,537

      (Rahway Hospital Obligated Group Issue)
         5%, 8/1/2008                                                                         2,000,000                1,752,560

      (Raritan Bay Medical Center Issue)
         6.625%, 7/1/2005                                                                     2,800,000                2,911,076

      (Robert Wood Johnson University Center):

         5%, 7/1/2008 (Insured; MBIA)                                                         1,500,000                1,656,240

         5.375%, 7/1/2013                                                                     2,000,000                2,216,060

      (Saint Joseph's Hospital and Medical Center)

         5.15%, 7/1/2006 (Insured; Connie Lee)                                                2,555,000                2,811,905

      (South Jersey Hospital) 6%, 7/1/2012                                                    3,000,000                3,359,400

      (Trinitas Hospital Obligated Group)
         7.375%, 7/1/2015                                                                     4,000,000                4,563,080

New Jersey Highway Authority, Senior Parkway Revenue

   (Garden State Parkway) 5.90%, 1/1/2004                                                       500,000                511,800

New Jersey Housing and Mortgage Finance Agency:
   Revenue, Home Buyer 5%, 4/1/2005 (Insured; MBIA)                                           2,000,000                2,117,080

   Tobacco Settlement Financing Corporation
      5.375%, 6/1/2018                                                                        4,000,000                4,014,040

New Jersey Transportation Corporation, COP, Federal

   Transit Administration Grants
   5.50%, 9/15/2015 (Insured; AMBAC)                                                          6,725,000                7,905,103


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Transportation Trust Fund Authority,
  Transportation System:

      5.125%, 6/15/2007 (Insured; AMBAC)                                                      1,870,000                2,057,112

      5.50%, 6/15/2009                                                                        2,725,000                3,156,667

      6%, 12/15/2014                                                                          4,000,000                4,824,880

      6%, 12/15/2015                                                                          2,500,000                3,000,200

      6%, 12/15/2016                                                                          5,000,000                5,974,250

New Jersey Turnpike Authority, Turnpike Revenue:

   5.75%, 1/1/2010 (Insured; MBIA)                                                            3,000,000                3,501,000

   6%, 1/1/2014 (Insured; MBIA)                                                               5,000,000                6,083,800

North Hudson Sewer Authority, Sewer Revenue:

   5.25%, 8/1/2010 (Insured; FGIC)                                                            3,825,000                4,258,793

   5.25%, 8/1/2016 (Insured; FGIC)                                                            2,000,000                2,240,400

   5.25%, 8/1/2017 (Insured; FGIC)                                                            2,000,000                2,221,300

Northeast Monmouth County Regional
   Sewer Authority, Sewer Revenue

   5%, 11/1/2010 (Insured; MBIA)                                                              2,250,000                2,491,380

Ocean County, General Improvement:

   5.65%, 7/1/2005                                                                            1,600,000                1,738,096

   5%, 9/1/2012                                                                               1,300,000                1,477,034

   5%, 9/1/2013                                                                               1,200,000                1,349,940

Ocean County Utilities Authority,

   Wastewater Revenue 5.25%, 1/1/2017                                                         1,500,000                1,655,325

Parsippany--Troy Hills Township 6%, 4/1/2004                                                  1,630,000                1,736,195

Passaic County Utilities Authority, SWDR:

   5%, 3/1/2007                                                                               1,300,000                1,382,108

   5%, 3/1/2008                                                                               1,195,000                1,261,466

City of Perth Amboy Board of Education, COP,
   Lease Purchase Agreement (FWB Leasecorp, Inc.)
   5.60%, 12/15/2002 (Insured; FSA)                                                             640,000                  645,549

Pinelands Regional Board of Education, COP,
   Lease Purchase Agreement

   (A & R Hunt Enterprises, Inc.)
   5.70%, 2/15/2003 (Insured; FSA)                                                              350,000                  355,520

Port Authority of New York and New Jersey:

  (Consolidated Board 101st Series)

      5.25%, 9/15/2006 (Insured; MBIA)                                                        1,000,000                1,092,270

   (Consolidated Board 127th Series)

      5.50%, 12/15/2012 (Insured; AMBAC)                                                      5,530,000                6,469,602

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

South Brunswick Township Board of Education

   5.625%, 12/1/2010 (Insured; FGIC, Guaranteed;
   School Board Reserve Fund)                                                                 1,820,000                2,140,811

Southeast Morris County Municipal Utilities Authority,

   Water Revenue 5%, 1/1/2012 (Insured; MBIA)                                                 1,000,000                1,116,150

South Jersey Port Corp., Marine Terminal Revenue:

   5.30%, 1/1/2005                                                                              930,000                  956,124

   5.40%, 1/1/2006                                                                            1,010,000                1,037,492

South Jersey Transportation Authority,
   Transportation System Revenue
   5.50%, 11/1/2002 (Insured; MBIA)                                                           2,000,000                2,006,980

Southern Regional High School District
   5.50%, 9/1/2011 (Insured; MBIA)                                                            1,600,000                1,806,720

Sussex County Municipal Utilities Authority,
   Wastewater Facilities Revenue

   5%, 12/1/2003 (Insured; MBIA)                                                              1,200,000                1,231,608

Trenton 5.125%, 1/15/2013 (Insured; FGIC)                                                     1,000,000                1,117,020

Warren County Pollution Control Financing Authority,
   Landfill Revenue 5.60%, 12/1/2002                                                          1,765,000                1,759,617

West Morris Regional High School
   District Board of Education, School

   5.875%, 1/15/2004                                                                            250,000                  263,825

West Windsor-Plainsboro Regional Board of Education, COP,

  Lease Purchase Agreement (Lamington Funding Corp.)

   5.50%, 3/15/2003 (Insured; MBIA)                                                           1,115,000                1,135,449

Western Monmouth Utilities Authority, Revenue

   5.15%, 2/1/2008 (Insured; AMBAC)                                                           1,000,000                1,090,200

U.S. RELATED--6.0%

Children's Trust Fund of Puerto Rico, Tobacco Settlement

   Revenue 5.75%, 7/1/2012                                                                    1,500,000                1,652,910

Commonwealth of Puerto Rico:

   5.30%, 7/1/2004 (Insured; MBIA)                                                            2,720,000                2,903,219

   5.30%, 7/1/2004

      (Insured; MBIA) (Escrowed to Maturity)                                                    280,000                  298,760

   Public Improvement 5.50%, 7/1/2015 (Insured; MBIA)                                         2,400,000                2,861,544


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Puerto Rico Highway and Transportation Authority,
   Transportation Revenue
   5.50%, 7/1/2017 (Insured; FSA)                                                             3,000,000                3,569,850

Virgin Islands Public Finance Authority, Revenue:

  (Matching Fund Loan Notes)

      7%, 10/1/2002                                                                             250,000                  250,038

   (Senior Lien Fund)
      5.50%, 10/1/2008 (Insured; ACA)                                                         1,500,000                1,672,500

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $198,152,681)                                                                                               213,749,105
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENT--1.2%
------------------------------------------------------------------------------------------------------------------------------------

New Jersey Economic Development Authority,

  Water Facilities Revenue, VRDN (United Water of
  New Jersey Inc. Project) 2.05% (Insured; AMBAC)

  (SBPA; Bank of New York)

   (cost $2,500,000)                                                                          2,500,000  (b)           2,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $200,652,681)                                                             98.4%              216,249,105

CASH AND RECEIVABLES (NET)                                                                         1.6%                3,588,716

NET ASSETS                                                                                       100.0%              219,837,821

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

ACA                 American Capital Access

AMBAC               American Municipal Bond Assurance
                    Corporation

COP                 Certificate of Participation

FGIC                Financial Guaranty Insurance
                    Company

FSA                 Financial Security Assurance

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                    Insurance Corporation

SBPA                Standby Bond Purchase
                    Agreement

SWDR                Solid Waste Disposal Revenue

VRDN                Variable Rate Demand Note


Summary of Combined Ratings

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              66.7

AA                               Aa                              AA                                               11.3

A                                A                               A                                                 7.8

BBB                              Baa                             BBB                                               9.2

BB                               Ba                              BB                                                 .8

B                                B                               B                                                 1.1

F1                               Mig1                            SP1                                               1.2

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     1.9

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           200,652,681   216,249,105

Cash                                                                    647,044

Interest receivable                                                   3,139,932

Receivable for shares of Beneficial Interest subscribed                     100

Prepaid expenses                                                          5,450

                                                                    220,041,631
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           119,983

Payable for shares of Beneficial Interest redeemed                       34,125

Accrued expenses                                                         49,702

                                                                        203,810
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      219,837,821
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     205,390,156

Accumulated undistributed investment income--net                         10,426

Accumulated net realized gain (loss) on investments                  (1,159,185)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      15,596,424
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      219,837,821
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 15,222,676

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   14.44

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,083,714

EXPENSES:

Management fee--Note 3(a)                                              640,506

Shareholder servicing costs--Note 3(b)                                 134,605

Professional fees                                                       21,456

Custodian fees                                                          13,114

Prospectus and shareholders' reports                                     9,692

Trustees' fees and expenses--Note 3(c)                                   8,890

Registration fees                                                        4,042

Loan commitment fees--Note 2                                               860

Miscellaneous                                                           11,482

TOTAL EXPENSES                                                         844,647

Less--reduction in management fee due to
  undertaking--Note 3(a)                                                (7,477)

NET EXPENSES                                                           837,170

INVESTMENT INCOME--NET                                               4,246,544
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,190,284

Net unrealized appreciation (depreciation) on investments           10,158,817

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              11,349,101

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                15,595,645

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 2002           Year Ended
                                              (Unaudited)       March 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,246,544            9,176,748

Net realized gain (loss) on investments         1,190,284            1,351,550

Net unrealized appreciation (depreciation)
   on investments                              10,158,817           (2,874,009)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   15,595,645            7,654,289
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (4,314,055)          (9,122,525)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  20,723,168          125,081,541

Dividends reinvested                            3,596,215            6,642,313

Cost of shares redeemed                       (27,016,323)        (126,435,667)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       (2,696,940)           5,288,187

TOTAL INCREASE (DECREASE) IN NET ASSETS         8,584,650            3,819,951
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           211,253,171          207,433,220

END OF PERIOD                                 219,837,821          211,253,171

Undistributed investment income--net               10,426               77,937
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,480,328            9,026,615

Shares issued for dividends reinvested            255,198              480,067

Shares redeemed                                (1,932,277)          (9,095,908)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (196,751)             410,774

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                   Six Months Ended

                 September 30, 2002  Year Ended March 31,
                 -------------------------------------------

                                                (Unaudited)         2002(a)       2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.70         13.82         13.32         13.93          13.83         13.35

Investment Operations:

Investment income--net                                 .28(b)        .56(b)        .59           .59            .59           .59

Net realized and unrealized
   gain (loss) on investments                          .74          (.13)          .49          (.61)           .10           .48

Total from Investment Operations                      1.02           .43          1.08          (.02)           .69          1.07

Distributions:

Dividends from
   investment income--net                             (.28)         (.55)         (.58)         (.59)          (.59)         (.59)

Dividends from net realized
   gain on investments                                  --             --         (.00)(c)        --             --            --

Total Distributions                                  (.28)          (.55)         (.58)         (.59)          (.59)         (.59)

Net asset value, end of period                      14.44          13.70         13.82         13.32          13.93         13.83
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     7.55(d)        3.15          8.35          (.09)          5.04          8.18
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .78(e)         .77           .78           .79            .80           .78

Ratio of net investment income
   to average net assets                             3.98(e)        3.99          4.34          4.38           4.21          4.34

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                            .01(e)         .00(f)        .02           .04            .04           .03

Portfolio Turnover Rate                             19.65(d)       32.37         16.71         16.95          18.81          6.90
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    219,838        211,253       207,433       188,705        217,666       215,843

(A)  AS REQUIRED,  EFFECTIVE  APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED MARCH 31,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS
     PRIOR TO APRIL 1, 2001 HAVE NOT BEEN  RESTATED  TO REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

(F)  AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New Jersey Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the
public    without    a    sales    charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $2,813 during the period ended September 30, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.


The fund has an unused capital loss carryover of $2,343,659 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2002. If not applied, $2,093,022 of the carryover expires in fiscal 2004 and $250,637 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2002 was as follows: tax exempt income $9,122,525. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 2002 through September 30, 2002, to reduce the management fee paid by the fund to the extent that if the fund's aggregate annual expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $7,477, during the period ended September 30, 2002

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2002, the fund was charged $86,147 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2002, the fund was charged $36,570 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended September 30, 2002, redemption fees charged and retained by the fund amounted to $347.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2002, amounted to $41,077,746 and $47,165,897, respectively.

At September 30, 2002, accumulated net unrealized appreciation on investments was $15,596,424, consisting of $16,081,329 gross unrealized appreciation and $484,905 gross unrealized depreciation.

At September 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                    For More Information

                        Dreyfus New Jersey
                        Intermediate Municipal
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  751SA0902